UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written	communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting	material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement	communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement	communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 6, 2018, Cisco Systems, Inc. (the “Company”) and Arista Networks, Inc. (“Arista”) entered into a binding Term Sheet resolving, except as described below, all of the outstanding litigation between the companies. The terms material to the Company are as follows:

•	Arista shall pay $400 million to the Company, which would be reflected in the Company’s first quarter fiscal 2019 results.

•	The Company will not assert against Arista patents that were included in the litigation as long as Arista shall continue to implement workarounds it had put in place to certain of those patents.

•

For three years (subject to earlier termination in some circumstances), any claim regarding patent infringement of any new products, or new features of existing products, will be resolved by an arbitration process; the process will not apply to claims of copyright infringement, trade secret misappropriation or certain other claims.

•

For five years, neither party will bring an action against the other for patent or copyright (except for any claims of source code misappropriation) infringement regarding their respective products currently on the market.

•

Certain limited changes shall be implemented by Arista to its user interfaces for operation of its products; and the parties will continue to undertake the appeal of the ruling in Federal District Court for the Northern District of California regarding copyright infringement, with further limited changes if the case is remanded or reversed.

This filing may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements regarding future events and the future financial performance of Cisco that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including: timing of the payment associated with the settlement and other factors listed in Cisco’s most recent reports on Forms 10-Q and 10-K. The financial information contained in this filing should be read in conjunction with the consolidated financial statements and notes thereto included in Cisco’s most recent reports on Forms 10-Q and 10-K, as each may be amended from time to time. Any projections in this filing are based on limited information currently available to Cisco, which is subject to change. Cisco undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: August 6, 2018	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Secretary